UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2011

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2011, Rex Energy Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) at 11:00 a.m. at The Pittsburgh Marriot City Center located at 112 Washington Place in Pittsburgh, Pennsylvania. As of March 23, 2011, the record date for the 2011 Annual Meeting, there were 44,312,714 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 40,165,679 shares of common stock was present at the 2011 Annual Meeting. The final voting results of the 2011 Annual Meeting are set forth below.

Proposal One – Election of Directors

The Company’s common stockholders elected each of the Company’s six nominees for director to serve a term of one year to expire at the 2012 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Lance T. Shaner	33,664,581	118,189	6,382,909
Daniel J. Churay	33,600,301	182,469	6,382,909
John A. Lombardi	33,453,392	329,378	6,382,909
John W. Higbee	33,452,895	329,875	6,382,909
Eric L. Mattson	33,671,085	111,685	6,382,909
John J. Zak	29,446,171	4,336,599	6,382,909

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s common stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,021,478	54,638	89,563	0

Proposal Three – Advisory Vote on Executive Compensation

The Company’s common stockholders approved the compensation of its named executive officers as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2011 (the “2011 Proxy Statement”), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,792,829	845,994	2,143,947	6,382,909

Proposal Four – Advisory Vote on Frequency of Vote on Executive Compensation

The Company’s common stockholders approved an annual advisory vote on executive compensation, as set forth below:

Votes For 1 Year	Votes For 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
29,636,561	72,650	1,817,616	2,255,943	6,382,909

The proposals submitted to a vote of security holders at the 2011 Annual Meeting are described in more detail in the 2011 Proxy Statement.

Item 7.01	Regulation FD Disclosure.

On May 17, 2011, the Company made available on its website a presentation entitled “Rex Energy Corporate Presentation”, which can be accessed by going to www.rexenergy.com , selecting the “Investor Relations” tab, and then selecting the “Events & Presentations” tab. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein. The presentation materials will be available on the Company’s website until June 17, 2011.

In accordance with General Instruction B.2 of Form 8-K, the information under this heading, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Rex Energy Corporate Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

Date: May 17, 2011	By:	/s/ Jennifer L. McDonough
Name: Jennifer L. McDonough
Title: Vice President, General Counsel and Corporate Secretary